SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

American Independence Carret Core Plus Fund
American Independence Hillcrest Small Cap Value Fund
American Independence JAForlines Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Multi-Manager International Fund
American Independence Navellier Large Cap Growth Fund
American Independence U.S. Inflation-Protected Fund
1345 Avenue of the Americas, 2nd Floor New York, NY 10105 (866) 410-2006 www.americanindependence.com

December __, 2016

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m. (Eastern time) on February 8, 2017, at the Trust’s offices located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. While we encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals, which are as follows:

(1)   Approval of a New Advisory Agreement.

RiskX Investments, LLC (“RiskX Investments” or the “Adviser”), your Fund’s investment adviser, intends to enter into a definitive agreement with Manifold Partners, LLC (“Manifold”), an SEC registered investment adviser headquartered in California, whereby Manifold would acquire a majority of the membership interests in RiskX Investments (the “Transaction”). The Transaction is expected to close in the first quarter of 2017 and is subject to approval by shareholders of the registered investment companies for which RiskX Investments serves as investment adviser and satisfaction of other customary closing conditions. Pursuant to the Transaction, Manifold will acquire at least 75% of the then-outstanding membership interests in the Adviser. Under applicable law, the Transaction will result in the automatic termination of each Fund’s current investment advisory agreement under which RiskX Investments serves as investment adviser to your Fund.  In order to permit RiskX Investments to continue to serve as investment adviser to your Fund, securities laws require Fund shareholders to approve a New Advisory Agreement.

(2)   Approval of New Sub-Advisory Agreements with Existing Sub-Advisers.

RiskX Investments has retained sub-advisers to manage the assets of certain Funds.  The sub-adviser to each Fund is identified in the enclosed Joint Proxy Statement.  The current investment sub-advisory agreements under which the sub-advisers serve the Funds will automatically terminate upon the closing of the Transaction.  In order to permit your Fund’s sub-adviser(s) to continue to serve as sub-adviser(s) to your Fund, securities laws require Fund shareholders to approve a new investment sub-advisory agreement.

(3)   Approval of Manifold as an Additional Sub-Adviser to All Funds (except the Multi-Manager International Fund).

Shareholders of the Carret Core Plus Fund, Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Navellier Large Cap Growth Fund, and the U.S. Inflation-Protected Fund are being asked to approve an additional Investment Sub-Advisory Agreement between RiskX Investments and Manifold. Manifold will assist the Adviser by providing risk oversight services to each of the Funds. Further details are provided in the Joint Proxy Statement.

(4)   Approval of Manager-of-Managers Authority for the Adviser

Shareholders are being asked to approve a manager-of-managers authority for the Adviser. If this authority is approved, RiskX Investments may, subject to approval of the Board of Trustees of the Trust, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case.

In addition, shareholders are being asked for the approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A JOINT PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

John J. Pileggi

President

American Independence Funds Trust

American Independence Funds Trust

American Independence Carret Core Plus Fund
American Independence Hillcrest Small Cap Value Fund
American Independence JAForlines Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Multi-Manager International Fund
American Independence Navellier Large Cap Growth Fund
American Independence U.S. Inflation-Protected Fund
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105, on February 8, 2017 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal		Fund(s) Affected
1.	To approve a new investment advisory agreement between each Fund and RiskX Investments, LLC (“RiskX Investments”).	All Funds
2.	To approve the following new sub-advisory agreements between RiskX Investments and each of the sub-advisers named below:
	a. Investment sub-advisory agreement between RiskX Investments and Carret Asset Management, LLC (existing sub-adviser)	Carret Core Plus Fund
	b. Investment sub-advisory agreement between RiskX Investments and Hillcrest Asset Management, LLC (existing sub-adviser)	Hillcrest Small Cap Value Fund
	c. Investment sub-advisory agreement between RiskX Investments and J.A. Forlines, LLC (existing sub-adviser)	JAForlines Global Tactical Allocation Fund
	d. Investment sub-advisory agreement between RiskX Investments and Carret Asset Management, LLC (existing sub-adviser)	Kansas Tax-Exempt Bond Fund
	e. (i) Investment sub-advisory agreement between RiskX Investments and Manifold Partners, LLC (“Manifold”) (existing sub-adviser)	Multi-Manager International Fund
	f. Investment sub-advisory agreement between RiskX Investments and Fischer Francis Trees and Watts, Inc. (existing sub-adviser)	U.S. Inflation-Protected Fund
3.	To approve a new Investment Sub-Advisory Agreement between RiskX Investments and Manifold	Carret Core Plus Fund, Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Navellier Large Cap Growth Fund, U.S. Inflation-Protected Fund
4.	Approval of a Manager-of-Managers Authority for RiskX Investments	All Funds
5.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.	All Funds

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal.

The matters referred to above are discussed in detail in the joint proxy statement attached to this Notice.

The Board of Trustees has fixed the close of business on December 30, 2016 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

John J. Pileggi

President

American Independence Funds Trust

All shareholders are cordially invited to attend the meeting. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

American Independence Funds Trust

American Independence Carret Core Plus Fund
American Independence Hillcrest Small Cap Value Fund
American Independence JAForlines Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund
American Independence Multi-Manager International Fund
American Independence Navellier Large Cap Growth Fund
American Independence U.S. Inflation-Protected Fund
(each a “Fund” and together the “Funds”)
JOINT PROXY STATEMENT FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2017

INTRODUCTION

This joint proxy statement is solicited by the Board of Trustees (the “Board”) of American Independence Funds Trust (the “Trust”) for voting at the joint special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on February 8, 2017, at the Trust’s offices at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about January 13, 2017. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust’s investment adviser or their affiliates or a professional solicitation organization, may solicit proxies by telephone, facsimile or personally, at no extra cost to shareholders. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of the Joint Special Meeting of Shareholders and described in this Joint Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposals. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of half (50%) of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund applicable to that proposal. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended, (the “1940 Act”) means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The Board has fixed the close of business on December 30, 2016, as the record date (the “Record Date”) for determining holders of each Fund’s shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” under “ADDITIONAL INFORMATION ABOUT THE FUNDS” for record date shares of the Funds.

_____________________

PROPOSAL 1 – TO APPROVE A NEW ADVISORY AGREEMENT FOR THE FUNDS (All Funds)

Shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement (the “New Advisory Agreement”) with RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) due to a pending change in control of the Adviser (the “Transaction”). The Board of Directors of RiskX Investments approved the pending acquisition of the Adviser by Manifold Partners on August 18, 2016.  The Transaction is expected to close in the fourth quarter of 2016 and is subject to approval by shareholders of the registered investment companies for which RiskX Investments serves as investment adviser and satisfaction of other customary closing conditions. Pursuant to the Transaction, Manifold will acquire at least 75% of the then-outstanding membership interests in the Adviser. Under applicable law, the Transaction will result in the automatic termination of each Fund’s current investment advisory agreement.  As a result, shareholders are being asked to approve a new agreement that will provide for a continuous investment program for the Funds upon the closing of the Transaction.

The Board is recommending the approval of the New Advisory Agreement for the Funds.  As is required by the 1940 Act, the current agreement provides for automatic termination upon its “assignment”. Under the 1940 Act, the change of control described below will result in the assignment of the Funds’ then current agreements, and in its automatic termination. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement for their respective Fund(s) to assure continuity of advisory services RiskX Investments will be renamed Manifold Fund Advisors, LLC.

Background

RiskX Investments, LLC (“RiskX Investments”) was formed in 2015 by the combination of American Independence Financial Services, LLC (“American Independence”) and FolioMetrix, LLC (“Folio”). RiskX Investments has been the investment adviser to the Funds pursuant to an investment advisory agreement dated November 27, 2016 (the “Original Advisory Agreement”).

RiskX Investments intends to become a subsidiary of Manifold Partners, LLC (“Manifold”). Manifold serves as investment adviser to private investment funds and also provides sub-advisory services to the American Independence Multi-Manager International Fund. Manifold is a Delaware Limited Liability Company formed in September 2012. Its principal owner is The Chalice Fund LLC (“Chalice”), which is owned by Grail Partners LLC. Donald Putnam is the Managing Partner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the chairman of RiskX Investments.

•        RiskX Investments and Folio intend to execute an Agreement which returns certain assets it had acquired from Folio and will issue shares of RiskX Investments to Folio in exchange for Folio cancelling a $5 million purchase note and an outstanding warrant. Trustees reviewed this transaction and its consequences to the Trusts on August 31, 2016 at a special meeting.

•        Chalice through FolioFunding (an investment entity of which Grail is the Managing Member and which Chalice controls), will convert all its debt (currently in excess of $5 million) to equity, such that the balance sheet of RiskX Investments will be relieved of a substantial amount of its long-term debt once the $5 million note issued to FolioMetrix (see above) is no longer outstanding.

•        Immediately after the above transaction closes, Grail Partners, which controls and substantially owns both Manifold and RiskX Investments, expects to lead an exchange of RiskX’s equity for units of Manifold (the “Manifold Exchange”).

•        After consummation of the Manifold Exchange, RiskX Investments will continue to exist, will become a wholly owned subsidiary of Manifold, and will be renamed Manifold Fund Advisors, LLC.

•        The Manifold Exchange will result in RiskX Investments’ current equity holders (including FolioFunding) continuing to own a significant portion of the combined Manifold/RiskX Investments entity.  The current RiskX Investments’ management team will hold significant incentives in the form of equity options.

•        The two restructuring transactions will cause a “change in control” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”).

On August 31, 2016, the Board approved new management agreements to take effect upon the closing of the Folio/RiskX Investments transaction.  At the September 20-21, 2016 meeting, the Board approved a new Investment Advisory Agreement based upon the pending RiskX Investments/Manifold transaction.

Therefore, shareholders are being asked to approve the proposed New Investment Advisory Agreement between RiskX Investments and Manifold.

Why Management is Proposing a RiskX Investments/Manifold Transaction:

•        Manifold Partners has been building, refining and improving its quantitative methodology science for nearly 10 years.  It has attracted distinguished pioneers in the areas of Artificial Intelligence, Machine Learning and Big Data.  Manifold represents a platform where other practitioners of science and quantitative investing can bring their own existing or in-development intellectual property along with their existing clients and franchise to unlock potential not realized inside of traditional asset management  firms  due  to  cultural  and  organizational challenges.  The impact of recent and pending regulatory changes could conceivably make the attributes and intellectual capital of Manifold a significant marketplace opportunity.

•        Manifold’s scientific approach will be delivered in a multi-channel, vehicle agnostic approach, to institutions and retail investors, through Limited Partnership’s, model portfolios and mutual funds.

•        Management believes that science has broad implications for current market trends;

    The systematic approach has been observed to reduce risk and volatility, important themes in both retail and institutional investment programs.
    It is a scalable and replicable source of efficient portfolio management.
    The combination of quantitatively driven alpha generation and risk control comports with recent regulatory and market movements.

o   Manifold believes they have “first mover advantage” from its many years of bringing together experts in Big Data, Artificial Intelligence and Machine Learning and applying this to investment management.

    Manifold’s science and data driven approach also allows it to identity, select and monitor sub-advisors who appeal to buyers of style pure traditional vehicles.
    The combination of cutting edge science, both solo and in-conjunction with leading sub-advisors, coupled with a well-established and experienced distribution team is a powerful one.
    The senior management team has hundreds of years of experience building and operating successful financial services companies and is well positioned to identify and act upon these market trends.

This transaction is intended to better position the combined firm from a capital, income, talent, capability and marketing perspective.  Grail Partners has substantial ownership in each firm.  There are potentially significant economic, operational and distribution synergies to be realized.  Don Putnam, who is the Managing Partner of Grail and the Executive Chairman of Manifold, will lead the combined firm.  Jim Creighton of Manifold will be Chief Investment Officer and John Pileggi (current CEO of RiskX Investments) will serve as President.

The corporate transactions are not expected to close until the approval of the shareholders of the Funds is secured.  This should prevent any disruptions of service to the Funds.

In anticipation of the Transaction, the Trust’s Board of Trustees, at a meeting held on September 20-21, 2016 (the “Board Meeting”), approved the New Advisory Agreement, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of a Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement with RiskX Investments.

How does Proposal 1 affect shareholders of the Trust?

The Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.  In addition, as described below, there are no material differences between the Original Advisory Agreement and the New Advisory Agreement.  In this regard, the Original Advisory Agreement and the corresponding New Advisory Agreement contain the same terms, conditions, and fee rates, and provide for the same management services.

The Terms of the New Advisory Agreement

The terms of the New Agreement, which are the same in all material respects as the terms of the Original Agreement, was approved by the Trust’s Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at the meeting held on September 20-21, 2016. A copy of the form of the New Advisory Agreement is attached as Appendix A to this Proxy.

Pursuant to the New Advisory Agreement, RiskX Investments will continue to provide investment research and portfolio management, including the selection of securities to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed, or the selection of investment sub-advisers for the Funds. RiskX Investments’ activities are subject to review and supervision by the Trustees to whom RiskX Investments renders periodic reports of the Funds’ investment activities.  RiskX Investments, at its own expense, also will furnish the Trust with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.  Each Fund will continue to pay for its own operating expenses and for its share of its respective fund expenses not assumed by RiskX Investments including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the Independent Trustees and its pro-rata portion of premiums on the fidelity bond covering the Funds.

There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Advisory Agreement and the Original Advisory Agreement for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee	Fund	Annual Fee
Carret Core Plus Fund	0.40%	Multi-Manager International Fund	0.81%
Hillcrest Small Cap Value Fund	1.00%	Navellier Large Cap Growth Fund	1.00%
JAForlines Global Tactical Allocation Fund	0.75%	U.S. Inflation-Protected Fund	0.40%
Kansas Tax-Exempt Bond Fund	0.30%

In addition, under the New Advisory Agreement (as well as the Original Advisory Agreement), RiskX Investments is contractually obligated to reimburse each Fund for all expenses (except for extraordinary expenses such as litigation, expenses related to acquired fund fees, and interest and dividend expense on securities sold short) in excess of average daily net assets as set forth below. The expense limitations noted below are in effect until March 1, 2017 with respect to each Fund. The Adviser has agreed to extend the expense limitation agreement until March 1, 2018.

Fund	Expense Limitation	Fund	Expense Limitation
Carret Core Plus Fund		Multi-Manager International Fund
Class A	0.80%	Class A	1.45%
Institutional Class	0.45%	Institutional Class	0.95%

Hillcrest Small Cap Value Fund		Navellier Large Cap Growth Fund
Class A	1.63%	Class A	1.47%
Class C	2.25%	Class C	2.09%
Institutional Class	1.25%	Institutional Class	1.09%

JAForlines Global Tactical Allocation Fund		U.S. Inflation-Protected Fund
Class A	1.33%	Class A	0.77%
Class C	1.95%	Class C	1.32%
Institutional Class	0.95%	Premier Class	0.47%
		Institutional Class	0.32%
Kansas Tax-Exempt Bond Fund
Class A	0.87%
Class C	1.48%
Institutional Class	0.48%

The New Advisory Agreement may be terminated without penalty at any time by the Trust with respect to one or more of the Funds to which the Investment Advisory Agreement applies (either by the Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares); or by RiskX Investments on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Appendix B to this Proxy Statement sets forth the aggregate advisory fees paid to RiskX Investments for each Fund during the most recent fiscal year and any fees waived pursuant to a contractual fee waiver agreement in place for the Funds. The date of the Current Advisory Agreement is November 27, 2015.

In addition, RiskX Investments serves as the Administrator to the Trust and for these services receives an annual fee of 0.125% of average net assets of each Fund. The amounts paid to RiskX Investments with respect to administration fees for the most recent fiscal year are set forth in Appendix B. RiskX Investments has engaged a third party to perform certain administrative functions and pays that third party from the administration fees received. RiskX Investments will continue to provide investment services to the Funds after the Transaction is closed and will continue to provide administrative services.

Approval of New Advisory Agreement by the Board of Trustees

At a meeting held September 20-21, 2016, the Board of Trustees unanimously approved the New Advisory Agreement, including all of the Independent Trustees. In addition, at a meeting held on August 31, 2016, the Board, including the Independent Trustees, reviewed certain materials and approved the Proposed Investment Advisory Agreement and Expense Limitation Agreement between the Trust and RiskX Investments on behalf of each Fund due to the change in control of the Adviser contemplated by the unwinding of the Folio transaction and the pending acquisition by Manifold.

In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the August 31, 2016 meeting in addition to the information provided at the September 20-21, 2016 meeting.

Information considered by the Trustees included, among other things, the following:  (1) representation that the same persons responsible for management of the Funds under the Original Advisory Agreement are currently expected to continue to manage the Funds under the New Advisory Agreement; (2) that the compensation to be received by RiskX Investments under the New Advisory Agreement is the same as the compensation paid under the Original Advisory Agreement; (3) RiskX Investments’ representation that it will extend the  expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of RiskX Investments are expected to continue to be responsible for the management of Manifold Fund Advisors; (5) that the terms and conditions of the New Advisory Agreement, are substantially identical to those of the Original Advisory Agreement; (6) The Chalice Fund’s and Grail’s commitment to fund the operations of the combined organization; and (7) the commitment of RiskX Investments that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meetings held on August 31, 2016 and September 20-21, 2016, the Board of Trustees reached its determinations with respect to the Original Advisory Agreement and to the New Advisory Agreement, based on the following factors: (1) the quality of the Adviser’s investment advisory and other services; (2) the Adviser’s investment management personnel; (3) the Adviser’s operations and financial condition; (4) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees; (8) the level of the Adviser’s profitability from its Fund-related operations; (9) the Adviser’s compliance systems; (10) the Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s reputation, expertise and resources in the financial markets; and (12) each Funds’ performance compared with similar mutual funds.

In addition, at the August 31, 2016 and September 20-21, 2016 meetings, the Trustees reviewed at length the terms and conditions of the Transaction that will result in the acquisition of RiskX Investments by Manifold. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Manifold and how the Adviser will be integrated within Manifold; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Manifold’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Manifold’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the New Advisory Agreement, the Funds can be best assured that services from RiskX Investments will be provided without interruption. In reaching their conclusion with respect to the approval of the New Advisory Agreement, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the August 31, 2016 and September 20-21, 2016 meetings, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Fund’s expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Advisory  Agreement and voted to recommend its approval by each Fund’s shareholders.

If shareholders approve the New Advisory Agreement, it will go into effect when the Transaction closes. The New Advisory Agreement will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that such continuance is approved annually with respect to each Fund (i) by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of a particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

The Board has approved an Interim Investment Advisory agreement with the Funds, with substantially similar terms as the Existing Investment Advisory Agreement, in the event that the Transactions close and shareholders of the Funds have not yet approved the relevant New Investment Advisory Agreement. If shareholders do not approve the New Investment Advisory Agreement within 150 days of the date on which the Transactions close, the Board will take such action as it deems to be in the best interests of each Fund and its shareholders, including, potentially, liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

Information About RiskX Investments, LLC

RiskX Investments, LLC, a Delaware limited liability company, is the investment adviser for the Funds under the Current Agreement. RiskX Investments, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 2016, RiskX Investments had approximately $777 million in assets under management.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of RiskX Investments is set forth below and those Trustees and officers of the Trust who hold positions with RiskX Investments are noted below. For further information regarding RiskX Investments, please see www.riskxinvestments.com.

The following table sets forth certain information with respect to the current executive officers and directors of RiskX Investments:

Name	Position with American Independence	Position with Trust (if applicable)	Address
John J. Pileggi	Chief Executive Officer and Director	President and Assistant Treasurer	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Keith Fletcher	Chief Distribution Officer	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Thaddeus Leszczynski	Chief Compliance Officer	Chief Compliance Officer and Secretary	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Julie Koethe	Chief Financial Officer	N/A	101 South 108th Avenue, Suite 101, Omaha, NE 68154
Donald Putnam	Chairman and Director	N/A	455 Market Street, Suite 1200 San Francisco, CA 94105
S. Craig Cognetti	Director	N/A	455 Market Street, Suite 1200 San Francisco, CA 94105
John Coyle	Director	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
Arrivato Holdings, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
AIFS Acquisition, LLC	Member	N/A	1345 Avenue of the Americas, 2nd Floor, New York, NY 10105
FolioMetrix Funding, LLC	Member	N/A	455 Market Street, Suite 1200, San Francisco, CA 94105

Financial Condition of the Adviser.  During fiscal year 2016, net redemptions like those experienced by many advisers in the mutual fund industry coupled with the expenses associated with new product launches caused downward pressure on the economics of the Adviser. This caused RiskX Investments to experience reduced operating revenues and an increased operating loss. In order to better position the Adviser and its products for future growth, it entered into strategic discussions with Manifold Partners (“Manifold”) (both RiskX Investments and Manifold are controlled by The Chalice Fund (a private investment fund) (“Chalice”) and Grail Partners (“Grail”), its general partner). In 2016, Chalice and Grail funded Manifold’s significant investments in artificial intelligence and machine learning technology for the management of institutional and retails funds.  Therefore, Manifold’s operating loss also increased in 2016. As part of the transaction in which Manifold will become the new parent of RiskX Investments, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees (the “Board”) have received verbal assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold. The Board has conditionally approved the circulation of this Proxy Statement and holding of the associated meeting of shareholders based on the Board’s determination that RiskX Investments has or will receive, either at or prior to the closing of the proposed transaction, adequate operating capital sufficient to meet the Adviser’s financial obligations during 2017. In the event the Board cannot make that determination, the Board will consider other appropriate action in the best interests of the Funds and their shareholders.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of each Fund who own shares at the close of business on the Record Date, December 30, 2016, will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

_____________________

PROPOSALS 2(a)-(f) – Approval of New Sub-Advisory Agreements with Existing Sub-Advisers (Carret Core Plus Fund, Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Multi-Manager International Fund, and U.S. Inflation-Protected Fund)

RiskX Investments entered into investment sub-advisory agreements on behalf of certain Funds (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”). Information regarding the name of each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), the respective Fund, the date of each Original Sub-Advisory Agreement, and the date it was last (i) approved by shareholders, and (ii) approved for continuance by the Board are set forth below:

#	Sub-Adviser	Fund	Date last approved by shareholders	Date last approved by Board
2(a)	Carret Asset Management, LLC (“Carret”)	Carret Core Plus Fund	Aug 26, 2016	June 23, 2016
2(b)	Hillcrest Asset Management, LLC (“Hillcrest”)	Hillcrest Small Cap Value Fund	Dec 31, 2015	June 18, 2015
2(c)	J.A. Forlines, LLC (“Forlines”)	JAForlines Global Tactical Allocation Fund	Nov 27, 2015	Mar 19, 2015
2(d)	Carret Asset Management, LLC (“Carret”)	Kansas Tax-Exempt Bond Fund	Aug 26, 2016	June 23, 2016
2(e)	Manifold Partners, LLC (“Manifold”)	Multi-Manager International Fund	Aug 26, 2016	June 23, 2016
2(f)	Fischer Francis Trees & Watts, Inc. (“FFTW”)	U.S. Inflation-Protected Fund	Nov 20, 2015	Mar 19, 2015

The Board is recommending the approval of New Sub-Advisory Agreements for the Funds.  As is required by the 1940 Act, the original agreements provide for automatic termination upon “assignment.” The Closing of the acquisition of the Adviser will result in the assignment of the Funds’ Original Sub-Advisory Agreements. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Sub-Advisory Agreement for their respective Fund to assure continuity of sub-advisory services by each of the current Sub-Advisers.

The 1940 Act requires that each New Investment Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the August 31, 2016 and September 20-21, 2016 meetings, and for the reasons discussed below (see “Approval of New Sub-Advisory Agreements by the Board of Trustees”), the Trust’s Board, including a majority of the Independent Trustees, unanimously approved each New Sub-Advisory Agreement on behalf of the respective Fund and unanimously recommended its approval by shareholders in order to assure continuity of investment sub-advisory services to each Fund.

Background

As with the Original Advisory Agreement, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. As a result of the proposed Transaction, as discussed above under Proposal 1, each Original Sub-Advisory Agreement will terminate. The form of each New Sub-Advisory Agreement is attached hereto as Appendix C.

The Board has approved interim sub-advisory agreements with each of the Funds, each on substantially similar terms as the Existing Sub-Advisory Agreements, in the event that the Transaction closes and shareholders of those Funds have not yet approved the relevant New Sub-Advisory Agreement. If shareholders do not approve the New Sub-Advisory Agreements within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of each Fund and its shareholders, including, potentially, liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

How does Proposal 2 affect shareholders of the Funds?

The Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds. For example, the same sub-advisers (as noted parenthetically) for the Carret Core Plus Fund (Carret), Hillcrest Small Cap Value Fund (Hillcrest), JAForlines Global Tactical Allocation Fund (Forlines), the Kansas Tax-Exempt Bond Fund (Carret), the Multi-Manager International Fund Manifold), and the U.S. Inflation-Protected Fund (FFTW) will continue to provide the day-to-day management of the respective portfolios. The portfolio managers of the Funds are expected to remain the same as well. Each Fund’s investment objectives and strategies are not expected to change due to the change in control of the Adviser.

Terms of the New Sub-Advisory Agreements

It is proposed that the Adviser and each Sub-Adviser, on behalf of the respective Fund, enter into the New Sub-Advisory Agreements, to become effective upon the date of shareholder approval. Under Section 15(a) of the 1940 Act, each New Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the New Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of New Sub-Advisory Agreements by the Board of Trustees,” the Board, including all of the Independent Trustees, approved each New Sub-Advisory Agreement on September 21, 2016.

The terms of the New Sub-Advisory Agreements are substantially the same as the terms of the Original Sub-Advisory Agreements. The dates that the Original Sub-Advisory Agreements were approved by (a) the Trust’s Board of Trustees, including a majority of the Trustees who were not parties to such agreement or interested persons of such parties, and (b) by a majority of outstanding shareholders have been provided above. Each Original Sub-Advisory Agreement has a two-year term from the last shareholder approval date, with maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to a Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of a Fund, and, in either case, (ii) by a majority of the Independent Trustees.

There will be no increase in sub-advisory fees for any of the Funds, and such fees are paid by the Adviser from the fees received by the respective Fund and not directly from that Fund. The annual sub-advisory fees under the New Sub-Advisory Agreements and the Original Sub-Advisory Agreements for each Fund as a percentage of average net assets are as follows (less any applicable fee waivers):

Fund	Annual Fee	Sub-Adviser
Carret Core Plus Fund	0.200%[1]	Carret Asset Management, LLC
Hillcrest Small Cap Value Fund	0.500%	Hillcrest Asset Management, LLC
JAForlines Global Tactical Allocation Fund	0.375%	J.A. Forlines, LLC
Kansas Tax-Exempt Bond Fund	0.195%[2]	Carret Asset Management, LLC
Multi-Manager International Fund	0.270%	Manifold Partners, LLC
U.S. Inflation-Protected Fund	0.200%	Fischer Francis Trees & Watts, Inc.

1 The sub-advisory fee paid by RiskX Investments to Carret for the Carret Core Plus Fund is 0.20% for the first $100 million of assets and 0.24% for all assets over $100 million.

2 The sub-advisory fee paid by RiskX Investments to Carret for the Kansas Tax-Exempt Bond Fund is $125,000 for the first $200 million of assets and 0.195% for all assets over $200 million.

Approval of New Sub-Advisory Agreements by the Board of Trustees

At meetings held on August 31, 2016 and September 20-21, 2016, the Board unanimously approved the New Sub-Advisory Agreements, including all of the Independent Trustees. At the meetings, the Board, including the Independent Trustees, reviewed certain materials and approved the continuation of each Original Sub-Advisory Agreement, as well as the Original Advisory Agreement and Expense Limitation Agreement between the Trust and RiskX Investments on behalf of each Fund.

In determining whether or not it was appropriate to approve the New Sub-Advisory Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and each Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and the Sub-Advisers that was provided in connection with the August 31, 2016 meeting in addition to the information provided at the September 20-21, 2016 meeting.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Original Sub-Advisory Agreements are currently expected to continue to manage the Funds under the New Sub-Advisory Agreements; (2) that the total compensation to be paid by the Adviser under the New Sub-Advisory Agreements is the same as the compensation paid under the Original Sub-Advisory Agreements; (3) the Adviser’s and each Sub-Adviser’s representation that each will keep any existing expense limitation agreement in effect; (4) that the terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Original Sub-Advisory Agreements; and (5) the commitment of the Adviser and each Sub-Adviser that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, in reviewing materials provided at the August 31, 2016 and September 20-21, 2016 meetings,  the Board reached its determinations with respect to each New Sub-Advisory Agreement, based on the following factors: (1) the quality of each Sub-Adviser’s investment advisory and other services; (2) each Sub-Adviser’s investment management personnel; (3) each Sub-Adviser’s operations and financial condition; (4) each Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits the Sub-Adviser would receive from its relationship with the respective Fund); (5) the level of the fees that each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether RiskX Investments and the Sub-Advisers had waived or reimbursed any fees; (8) the level of each Sub-Adviser’s profitability including the anticipated impact to its profitability under its relationship with the respective Fund; (9) each Sub-Adviser’s compliance systems; (10) each Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (11) each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and each Sub-Adviser to be realized as each Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Advisers and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Advisers. It was noted that, to the extent each Fund’s gross expenses currently were higher than its net expenses, the reduction of each Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Advisers by reducing the expenses that the Adviser and Sub-Advisers must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the New Sub-Advisory Agreements, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision-making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Advisers to the successful operation of each Fund, and the level of expenses of each Fund, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, the Adviser and each Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that each New Sub-Advisory Agreement is in the best interests of the respective Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved each of the Investment Sub-Advisory Agreements and voted to recommend approval by each Fund’s shareholders with respect to that Fund’s New Sub-Advisory Agreement.

If shareholders approve the New Sub-Advisory Agreements, each will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the respective Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Each Sub-Adviser

Carret Asset Management, LLC (Carret Core Plus Fund and Kansas Tax-Exempt Bond Fund)

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $2.4 billion as of September 30, 2016, including $1.79 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

Portfolio Managers.

Robert A. Campbell, CFA (Kansas Tax-Exempt Bond Fund). Mr. Campbell is currently responsible for the day to day operations of the Kansas Fund. Prior to joining Carret, Mr. Campbell was President of Arrivato Asset Management, LLC, a wholly owned subsidiary of the Adviser. Previously to joining Arrivato, Mr. Campbell was Vice Present and Portfolio Manager of the Adviser, RiskX Investments, LLC (known at the time as American Independence Financial Services, LLC). Prior to joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (a previous sub-adviser to the Kansas Fund) since November 2000, where he was the portfolio manager of the Kansas Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

Jason R. Graybill (Both Funds). Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Masters of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

Neil D. Klein (Both Funds). Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Masters of Business Administration degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008.  From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Additional Information Regarding Carret. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Carret is set forth in below. For further information regarding Carret, please see www.carret.com.

Name*	Title or Status
Vega, Marco A.	Principal, COO, CFO, CCO
Carret Asset Management Group, LLC	Member
Reisner, Wayne S.	President, Chief Executive Officer
Graybill, Jason R.	Principal, Senior Managing Director
Klein, Neil D.	Principal, Senior Managing Director

*The address for each of the above is 1345 Avenue of the Americas, 27th Floor, New York, NY 10105.

Carret Asset Management, LLC is directly owned by Carret Asset Management Group, LLC, and both are located at 1345 Avenue of the Americas, 27th Floor, New York, NY 10105; the ultimate parent of Carret Asset Management, LLC is the Everest Trust, located at Tropic Isle Building, P.O. Box 3331, Road Town, Tortola, British Virgin Islands VG 1110.

Other Funds Advised by Carret. As of the Record Date, Carret does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Carret Core Plus Fund or the Kansas Tax-Exempt Bond Fund.

Relationships with the Fund. As of the Record Date, except for its responsibilities as Sub-Adviser to the Carret Core Plus Fund and the Kansas Tax-Exempt Bond Fund, no relationships exist between Carret, the Adviser, or the American Independence Funds Trust.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Carret Core Plus Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Carret.

Fischer Francis Trees & Watts, Inc. (U.S. Inflation-Protected Fund)

Founded in 1972, Fischer Francis Trees & Watts, Inc. is a New York corporation that is registered as an investment adviser with the SEC. The Firm has offices in New York and Boston and manages approximately $39.4 billion as of September 30, 2016. FFTW specializes in managing U.S. and global fixed income and equity portfolios for institutional clients including but not limited to central banks and official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW also serves as the adviser or the sub-adviser to domestic and international pooled investment vehicles. FFTW's New York office is located at 200 Park Avenue, New York, New York 10166. The Sub-Adviser is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Portfolio Manager.

Cedric Scholtes. Mr. Scholtes is Portfolio Manager and responsible for the day to day management of the U.S.

Inflation-Protected Fund. He joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW's central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a masters degree in finance and economics from Warwick Business School, a masters in economics from the London School of Economics, and an MA/BA in economics from the University of Cambridge.

Additional Information Regarding FFTW. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of FFTW is set forth in below. For further information regarding FFTW, please see www.fftw.com.

Name*	Title or Status
BNP Paribas Investment Partners USA Holdings Inc.	Direct Owner
Meister, Robin	Chief Compliance Officer, Chief Legal Officer, Secretary
Biville, Pascal	Chairman, Director
Klein, Daniel	Director, Chief Executive Officer, President
Raynor, Amanda	Chief Operating Officer
Hawley, Robert	Director
Barletta, John	Chief Financial Officer, Treasurer

*The address for each of the above is 200 Park Avenue, 11th Floor, New York, NY 10166.

Other Funds Advised by FFTW. As of the Record Date, FFTW does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the U.S. Inflation-Protected Fund.

Relationships with the Fund. As of the Record Date, except for its responsibilities as Sub-Adviser to the U.S. Inflation-Protected Fund, no relationships exist between FFTW, the Adviser, or the American Independence Funds Trust.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the U.S. Inflation-Protected Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with FFTW.

Hillcrest Asset Management, LLC (Hillcrest Small Cap Value Fund)

Hillcrest Asset Management, LLC is one of the leaders in Behavioral Finance investing. They are an independent, institutional investment management firm founded in July 2007 with headquarters in Dallas, TX and a satellite office in Boston, MA. They have a deep and highly experienced investment team managing the Fund. Led by founder and Chief Investment Officer, Brian Bruce, the team has an average of over 25 years of institutional management experience. All of their investment strategies are based on their expertise in Behavioral Finance. They have a disciplined and systematic process that uses a blend of quantitative factor screens and rigorous fundamental analysis to identify those companies that have attractive valuations, strong earnings and revenue growth, and positive sentiment. Hillcrest Asset Management, LLC has previously managed portfolios for mutual funds. As of September 30, 2016, assets under management totaled approximately $466 million.

Portfolio Managers.

Brian R. Bruce. Mr. Bruce is Chief Executive Officer and Chief Investment Officer of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Bruce worked at Putnam/PanAgora Asset Management as Chief Investment Officer. Mr. Bruce’s other industry experience includes various executive positions at State Street Global Advisors and Northern Trust Company. Mr. Bruce received an MS in Computer Science from DePaul University and an MBA from University of Chicago.

Douglas Stark, CFA. Mr. Stark is Managing Director of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Stark was Director of Research at Martingale Asset Management and prior to that, he was Senior Vice President and Portfolio Manager at InterCoast Capital. Mr. Stark also worked at State Street Global Advisors as Vice President International Stocks and Currency Management. Mr. Stark earned his MBA from Columbia University.

Brandon Troegle, CFA. Mr. Troegle is Director of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Troegle worked as an Equity Analyst and a Securities Analyst at Morningstar and Bank of America, respectively. Prior to Bank of America, he worked at Luther King Capital Management in Investment Research. Mr. Troegle earned his MBA at Cox School of Business, Southern Methodist University.

Additional Information Regarding Hillcrest. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Hillcrest is set forth in below. For further information regarding Hillcrest, please see www.hillcrestasset.com.

Name*	Title or Status
Bruce, Brian	Chief Executive Officer
Trask, Deborah	Chief Compliance Officer
Stark, Douglas	Managing Director
Troegle, Brandon	Portfolio Manager

*The address for each of the above is 2805 Dallas Parkway, Suite 250, Plano, TX 75093.

Other Funds Advised by Hillcrest. As of the Record Date, Hillcrest serves as an investment adviser to the American Beacon Small Cap Value Fund.

Relationships with the Fund. Hillcrest and RiskX Investments share certain ownership and officers. Grail Partners LLC has an ownership interest in Hillcrest, RiskX Investments, and Manifold and Donald P. Putnam, the chairman of RiskX Investments is the chairman of Grail Partners LLC.  Darlene DeRemer, an interested Trustee of the Trust, is a director of Hillcrest and a managing partner of Grail Partners LLC.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the Hillcrest Small Cap Value Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Hillcrest.

J.A. Forlines, LLC (JAForlines Global Tactical Allocation Fund)

J.A. Forlines, LLC is based at 63 Forest Avenue, Suite #1, Locust Valley, NY 11560. Forlines provides ongoing money management services for clients who have relationships with registered representatives of broker/dealers and registered investment advisers. As of September 30, 2016, Forlines had assets under management of approximately $542 million.

Portfolio Managers. Mr. John A. Forlines, III of Forlines and Mr. Charles McNally of RiskX Investments, are jointly and primarily responsible for the day-to-day management of the JAForlines Global Tactical Allocation Fund. The biographical information for each is set forth below:

John A. Forlines, III. Mr. Forlines is Chairman and Chief Investment Officer at JAForlines Global (JFG), a New York-based investment management company specializing in separately managed accounts and model strategies for broker/dealers, RIAs and their representatives. JFG also offers a tactical allocation Collective Fund for use in 401(k) plans and is sub-advisor to the American Independence JAForlines Global Tactical Allocation mutual fund. Mr. Forlines is an Executive in Residence in the Department of Economics at Duke where he teaches classes in behavioral finance and decision making. In addition to his work at JFG and Duke University, Mr. Forlines is the Managing Partner of the Forlines Family Office, which is active primarily in charitable support for education in the United States. He also serves as Senior Advisor to Core Asset Management Company and previously served as the Co-Chair and President of the Investment Committee of Core. Mr. Forlines enjoyed a long career with J.P. Morgan from 1985-2000, serving various roles within the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking.

Charles McNally. Mr. McNally serves as the Chief Portfolio Strategist for RiskX Investments and joined American Independence, the predecessor to RiskX Investments, in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he had various roles at Jefferies Group, Goldman Sachs & Company, Salomon Brothers, and CS First Boston. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

Additional Information Regarding Forlines. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Forlines is set forth in below. For further information regarding Forlines, please see www.jaforlines.com.

Name*	Title or Status	Address
John A. Forlines, III	Chairman and Chief Investment Officer	63 Forest Avenue, Suite #1, Locust Valley, NY 11560

Other Funds Advised by Forlines. As of the Record Date, Forlines does not act as investment adviser with respect to another registered investment company.

Relationships with the Fund. No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of Forlines or has any material direct or indirect interest in Forlines or any other person controlling, controlled by or under common control with Forlines.

Financial Condition of the Sub-Adviser. The Adviser is not aware of any financial condition of the Sub-Adviser that is reasonably likely to impair the financial ability of the Sub-Adviser to fulfill its commitment to the JAForlines Global Tactical Allocation Fund under the proposed investment sub-advisory contract.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Forlines.

Manifold Partners, LLC (Multi-Manager International Fund)

With approximately $26 million in assets under management as of September 30, 2016, Manifold serves as investment adviser to private investment funds and the American Independence Multi-Manager International Fund. Manifold is a Delaware Limited Liability Company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

Portfolio Managers.

Nic Wherry. Portfolio Manager. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group under Mr. Cannon. Mr. Wherry is responsible for analytical and support functions for. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to the portfolio management and middle office software. Mr. Wherry gained his B.S. in Physics from NYU in 2004.

Jim Creighton. Head, Manifold Cluster Analysis and Chief Investment Officer. Mr. Creighton, who has more than 35 years of investment experience, was the founder of Creighton Capital Management in 2004.  He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management.  While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001.  Mr. Creighton was instrumental in the startup of three successful investment organizations.  At Trafalgar Capital Management, he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities.  He began his career in the financial industry in 1971 as an actuary with Maritime Life in Nova Scotia, Canada.

Additional Information Regarding Manifold. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Manifold is set forth in below. For further information regarding Manifold, please see www.manifoldpartners.com.

Name*	Title or Status
Putnam, Donald H.	Chief Executive Officer
The Chalice Fund LLC	Member
The Wolf Revocable Trust	Member
Creighton, James A.	Chief Investment Officer
Evnine, Jeremy J.	Member/Chief Scientific Officer
McColl, Marcella	Chief Financial Officer/Chief Compliance Officer
Grauer, Frederick L.	Member, Corporate Board
Baur, Henry, K. M.	Chief Risk Officer
Morrison, James	Chief Technology Officer
World Total Return Fund, LLP	Member

*The address for each of the above is 455 Market Street, Suite 1200, San Francisco, CA 94105.

The Chalice Fund owns more than 75% of Manifold Partners, LLC, both of which are located at 455 Market Street, Suite 1200, San Francisco, CA 94105.

Other Funds Advised by Manifold. As of the Record Date, Manifold does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Multi-Manager International Fund.

Relationships with the Fund

Manifold and RiskX Investments are indirectly affiliated. Manifold’s principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is Managing Partner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments and The Chalice Fund is a substantial investor in RiskX Investments as well.

Financial Condition of the Sub-Adviser.  During fiscal year 2016, net redemptions like those experienced by many advisers in the mutual fund industry coupled with the expenses associated with new product launches caused downward pressure on the economics of the Adviser. This caused RiskX Investments to experience reduced operating revenues and an increased operating loss. In order to better position the Adviser and its products for future growth, it entered into strategic discussions with Manifold Partners (“Manifold”) (both RiskX Investments and Manifold are controlled by The Chalice Fund (a private investment fund) (“Chalice”) and Grail Partners (“Grail”), its general partner). In 2016, Chalice and Grail funded Manifold’s significant investments in artificial intelligence and machine learning technology for the management of institutional and retails funds.  Therefore, Manifold’s operating loss also increased in 2016. As part of the transaction in which Manifold will become the new parent of RiskX Investments, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees (the “Board”) have received verbal assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold. The Board has conditionally approved the circulation of this Proxy Statement and holding of the associated meeting of shareholders based on the Board’s determination that RiskX Investments has or will receive, either at or prior to the closing of the proposed transaction, adequate operating capital sufficient to meet the Adviser’s financial obligations during 2017. In the event the Board cannot make that determination, the Board will consider other appropriate action in the best interests of the Funds and their shareholders.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Manifold.

Expenses related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by the Adviser and its affiliates.

Vote Required for Proposal 2

Shareholders of each Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSALS NOS. 2(a)-(h).

_____________________

PROPOSAL 3 – Approval of an Investment Sub-Advisory Agreement between RiskX Investments and Manifold Partners, LLC on behalf of the Carret Core Plus Fund, Hillcrest Small Cap Value Fund, JAForlines Global Tactical Allocation Fund, Kansas Tax-Exempt Bond Fund, Navellier Large Cap Growth Fund, and U.S. Inflation-Protected Fund

Shareholders of each Fund are being asked to approve a Proposed Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and Manifold Partners, LLC (“Manifold” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”) per the recommendation by RiskX Investments and the approval by the Board of Trustees.

At a Board meeting held on September 21, 2016, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Sub-Advisory Agreement between RiskX Investments and Manifold with respect to each Fund listed above subject to the approval of Fund shareholders.

Federal securities laws generally require that shareholders approve agreements with an investment adviser or sub-adviser. The Board is recommending the approval of the Sub-Advisory Agreement for the Fund.

Background

The Adviser is responsible for the management of each Fund, but may delegate certain responsibilities to sub-advisers subject to approval by the Board and shareholders. With the pending Transaction, RiskX Investments will have access to a broader team of investment professionals at Manifold with deeper skill sets, especially quantitative and risk-management skills. RiskX Investments proposed to the Board that Manifold be hired as an additional sub-adviser for each Fund (Manifold is currently sub-adviser for the Multi-Manager International Fund) to assist with these responsibilities, subject to the general oversight and supervision of the Adviser and the Board of Trustees:

1.      Provide risk analytics in relation to market risk, benchmark risk, liquidity and other analytics as the Adviser may from time to time request;

2.      Review and supervise the investment program of each Fund, which is created by the Adviser and implemented by each Sub-Adviser;

3.      Monitor and supervise the investment performance of each Sub-Adviser as the Adviser may from time to time engage with a view to monitor and moderate risk as more fully set forth in the Trust’s registration statement filed;

4.      Provide performance attribution analytics for each Fund;

5.      Provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and

6.      Render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

As with other sub-advisers, RiskX Investments proposed an arrangement whereby Manifold would receive a portion of the investment advisory fee paid to RiskX Investments by the Funds. Consequently, the Funds would incur the same level of fees.

How does Proposal 3 affect shareholders of the Funds?

Fees. There will be no increase in advisory fees for the Funds due to the engagement of Manifold under the new Sub-Advisory Agreement. In addition, RiskX Investments continues to be contractually obligated to reimburse the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees). The expense limitations are currently in effect until March 1, 2017 but RiskX Investments has agreed to extend the expense limitation agreement until March 1, 2018.

Manifold will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from the Adviser out of the total advisory fees received from the Funds. The Funds and their shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objective and Strategies. There will be no change to the Funds’ investment objectives or its strategies.

Terms of the Sub-Advisory Agreement

It is proposed that RiskX Investments and Manifold, on behalf of the Funds, enter into an investment sub-advisory agreement, to become effective upon the date of shareholder approval (the “Sub-Advisory Agreement”). Under Section 15(a) of the 1940 Act, each new Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective Sub-Advisory Agreement, and (ii) the shareholders of the Fund. Based upon the considerations described below under “Approval of the Sub-Advisory Agreement by the Board of Trustees,” the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement on September 21, 2016 with respect to each Fund.

For services rendered by Manifold to the Funds, under the Sub-Advisory Agreement, RiskX Investments has agreed to pay 10% of its investment advisory fee, net of waivers and reimbursements, for each Fund.

There is no proposed change to the advisory fee rate paid by any Fund to the Adviser.

The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated at any time without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser and the Fund.

With respect to liability of Manifold to the Funds, no provision of the respective Investment Sub-Advisory Agreement shall be deemed to protect Manifold against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

A copy of the form of Sub-Advisory Agreement is attached as Appendix D to this Proxy.

Approval of Sub-Advisory Agreement by the Board of Trustees

At a meeting held on September 21, 2016, the Board unanimously approved the Investment Sub-Advisory Agreement with Manifold, including all of the Independent Trustees.

In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and Manifold.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Funds would not be any greater even under the additional Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect and the consideration to extend the agreement until March 1, 2018; and (3) the commitment of RiskX Investments and Manifold that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders.

Further, at the September 2016 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (4) the Fund’s overall fees and operating expenses compared with similar mutual funds; (5) whether RiskX Investments had waived or reimbursed any fees; (6) the Sub-Adviser’s compliance systems; (7) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (8) the Sub-Adviser’s reputation, expertise and resources in the financial markets.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Funds, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the Sub-Advisory Agreement is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the Sub-Advisory Agreement and voted to recommend approval by the Funds’ shareholders with respect to the Sub-Advisory Agreement.

If shareholders approve the Sub-Advisory Agreement, it will remain in effect for up to two years from the date it takes effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

Information About Manifold Partners, LLC

With approximately $26 million in assets under management as of September 30, 2016, Manifold serves as investment adviser to private investment funds and the American Independence Multi-Manager International Fund. Manifold is a Delaware Limited Liability Company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

Portfolio Managers.

Nic Wherry. Portfolio Manager. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group under Mr. Cannon. Mr. Wherry is responsible for analytical and support functions for. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to the portfolio management and middle office software. Mr. Wherry gained his B.S. in Physics from NYU in 2004.

Jim Creighton. Head, Manifold Cluster Analysis and Chief Investment Officer. Mr. Creighton, who has more than 35 years of investment experience, was the founder of Creighton Capital Management in 2004.  He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management.  While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001.  Mr. Creighton was instrumental in the startup of three successful investment organizations.  At Trafalgar Capital Management he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities.  He began his career in the financial industry in 1971 as an actuary with Maritime Life in Nova Scotia, Canada.

Additional Information Regarding Manifold. Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of Manifold is set forth in below. For further information regarding Manifold, please see www.manifoldpartners.com.

Name*	Title or Status
Putnam, Donald H.	Chief Executive Officer
The Chalice Fund LLC	Member
The Wolf Revocable Trust	Member
Creighton, James A.	Chief Investment Officer
Evnine, Jeremy J.	Member/Chief Scientific Officer
McColl, Marcella	Chief Financial Officer/Chief Compliance Officer
Grauer, Frederick L.	Member, Corporate Board
Baur, Henry, K. M.	Chief Risk Officer
Morrison, James	Chief Technology Officer
World Total Return Fund, LLP	Member

*The address for each of the above is 455 Market Street, Suite 1200, San Francisco, CA 94105.

The Chalice Fund owns more than 75% of Manifold Partners, LLC, both of which are located at 455 Market Street, Suite 1200, San Francisco, CA 94105.

Other Funds Advised by Manifold. As of the Record Date, Manifold does not act as investment adviser with respect to another registered investment company with the same investment objective and strategies as the Funds.

Relationships with the Fund.

Manifold and RiskX Investments are indirectly affiliated. Manifold’s principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the Managing Partner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments and The Chalice Fund is a substantial investor in RiskX Investments as well. Darlene DeRemer who is a partner of Grail, serves as an Independent Trustee of the Trust.

Financial Condition of the Sub-Adviser.  During fiscal year 2016, net redemptions like those experienced by many advisers in the mutual fund industry coupled with the expenses associated with new product launches caused downward pressure on the economics of the Adviser. This caused RiskX Investments to experience reduced operating revenues and an increased operating loss. In order to better position the Adviser and its products for future growth, it entered into strategic discussions with Manifold Partners (“Manifold”) (both RiskX Investments and Manifold are controlled by The Chalice Fund (a private investment fund) (“Chalice”) and Grail Partners (“Grail”), its general partner). In 2016, Chalice and Grail funded Manifold’s significant investments in artificial intelligence and machine learning technology for the management of institutional and retails funds.  Therefore, Manifold’s operating loss also increased in 2016. As part of the transaction in which Manifold will become the new parent of RiskX Investments, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees (the “Board”) have received verbal assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold. The Board has conditionally approved the circulation of this Proxy Statement and holding of the associated meeting of shareholders based on the Board’s determination that RiskX Investments has or will receive, either at or prior to the closing of the proposed transaction, adequate operating capital sufficient to meet the Adviser’s financial obligations during 2017. In the event the Board cannot make that determination, the Board will consider other appropriate action in the best interests of the Funds and their shareholders.

During the fiscal year ended October 31, 2015, the Fund paid no commissions to brokers affiliated with Manifold.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 3.

_____________________

PROPOSAL 4 – Approval of Manager-of-Managers Authority for RiskX Investments, LLC

At the Meeting, you will be asked to approve granting manager-of-managers authority to RiskX Investments. The Adviser has been granted an exemptive order by the SEC under which the Adviser may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case. If the manager-of-managers authority is approved for RiskX Investments, the Adviser may, in the future, retain other sub-advisers with respect to a Fund. As described more fully below, without the approval of this Proposal 4, the exercise of RiskX Investments’ right to hire or replace sub-advisers for the benefit of a Fund would require, in each instance, the approval of shareholders of that Fund, which is a costly and time consuming process.

“Manager-of-Managers” Structure

As under the Existing Advisory Agreements, the New Advisory Agreements permit RiskX Investments to delegate portfolio management duties with respect to any Fund to a sub-adviser. Before doing so, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of such Fund. The SEC has from time to time granted exemptions from this requirement to certain funds and investment advisory firms. The exemptions allow what is known as a “manager-of-managers” structure.

Given the requirements of the 1940 Act, without a “manager-of-managers” structure in place, the Funds would need to obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates due to an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly and may cause delays in executing changes that the Board and the Adviser have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by the Fund’s shareholders). Although a potential disadvantage of a “manager-of-managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and the Adviser believe that the benefits from the judicious use of the approach to such Fund would outweigh the potential disadvantages.

Because the Adviser may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for the Adviser to retain highly qualified sub-advisers with expertise that complements or supplements the Adviser’s or a sub-adviser’s capabilities. A “manager-of-managers” arrangement would give the Adviser greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

Manager-of-Managers Exemptive Order

In August 2016, the SEC granted an exemptive order which allows RiskX Investments, or any entity controlling, controlled by or under common control with the Adviser or it successors to enter into and materially amend investment sub-advisory agreements for a Fund without obtaining shareholder approval in each case (the “Order”).  The Order is subject to the condition that the shareholders of a Fund approve the manager-of-managers authority before the first time it is exercised with respect to that Fund and the following additional conditions, all of which the Adviser will be required to comply with upon approval of manager-of-managers authority for a Fund:

1.      The prospectus for each Fund will disclose the existence, substance, and effect of the Order and indicate that the Fund employs a manager-of-managers approach. The prospectus will prominently disclose that the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

2.      Within 90 days of the hiring of a new sub-adviser, the affected Fund’s shareholders will be furnished certain required information about the new sub-adviser.

3.      RiskX Investments will not enter into a sub-advisory agreement with any affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”) without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.  This condition does not apply where the Affiliated Sub-Adviser is a wholly-owned subsidiary, as defined in section 2(a)(43) of the 1940 Act, of the Adviser (“Wholly-Owned Sub-Adviser”).

4.      When a sub-adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

5.      At all times, at least a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

6.      Independent Legal Counsel, as defined in the 1940 Act, will be engaged to represent the Independent Trustees.  The selection of such counsel will be within the discretion of the then-existing Independent Trustees.

7.      RiskX Investments will provide general management services to each Fund relying on the Order, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to review and approval by the Board, will: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and (iii) implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions.  Subject to the review by the Board, the Adviser will (a) when appropriate, allocate and reallocate the Fund’s assets among sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

8.      No Trustee or officer of the Trust or a Fund relying on the Order or director or officer of the Adviser will own, directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser except for (a) ownership of interests in the Adviser or any entity, except a Wholly-Owned Sub-Adviser, that controls, is controlled by, or is under common control with the Adviser, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or under common control with a Sub-Adviser.

9.      The Adviser will provide information to the Board regarding the impact on the profitability of the Adviser of a change in sub-advisers (i) prior to any proposed change in sub-advisers is effective, and (ii) thereafter quarterly after the change in sub-advisers.

10.   Any new sub-advisory agreement or any amendment to a Fund’s existing advisory agreement or sub-advisory Agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.

11.   Any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement for a Fund relying on the order that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.

12.   In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that in the Order, the Order will expire on the effective date of that rule.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of the Fund’s sub-advisory arrangements, any new sub-advisory agreement and any material change to an existing sub-advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed manager-of-managers structure would not diminish the Adviser’s responsibilities to the Funds, including the Adviser’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the shareholders of a Fund do not approve this Proposal 4, in order for the Adviser to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, and the Fund must create and distribute proxy materials and solicit votes from its shareholders. This process is time consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and the Adviser have concluded it to be necessary or desirable for a Fund to do so. The Board and the Adviser therefore believe that the “manager-of-managers” structure should allow each Fund to operate more efficiently.

Matters Considered by the Board

At the Board Meeting, the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved the use of a manager-of-managers structure and the seeking of shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

(i)      A “manager-of-managers” structure would enable the Adviser and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and the Adviser believe that such appointment or changes would be in the best interests of the Fund and its shareholders;

(ii)     RiskX Investments would be required, as a condition to relying on its exemptive order, to (i) set the Fund’s overall investment strategies; evaluate, select and recommend sub-advisers to provide purchase and sale recommendations to the Adviser or investment advice to all or a portion of the Fund’s assets;

(iii)   allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers;

(iv)   monitor and evaluate the sub-advisers’ performance;

(v)     implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions; and

(vi)   no sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers to the Adviser in light of RiskX Investments personnel’s investment advisory background and experience in selecting and monitoring sub-advisers. Based on its consideration of these factors, the Board concluded that approval of manager-of-managers authority for the Adviser would be in the best interests of each Fund and its shareholders.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL NO. 4.

___________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of any Fund, except with respect to the Hillcrest Small Cap Value Fund. Mr. George Mileusnic, Independent Trustee, owns approximately ___% of the Hillcrest Small Cap Value Fund, Ms. Darlene DeRemer, an Interested Trustee, owns approximately ___%, and Mr. Craig Cognetti, a member of Grail and Chalice, owns approximately ___% of the Hillcrest Small Cap Value Fund. To the knowledge of the Trust’s management, at the close of business on the Record Date, the only persons owning beneficially more than five percent of the outstanding shares of the Fund were those listed in Appendix E.

Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
Carret Core Plus Fund
Hillcrest Small Cap Value Fund
JAForlines Global Tactical Allocation Fund
Kansas Tax-Exempt Bond Fund
Multi-Manager International Fund
Navellier Large Cap Growth Fund
U.S. Inflation-Protected Fund

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by RiskX Investments, including any additional solicitation made by letter or telephone. Such costs are expected to range from $25,000 to $50,000.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of RiskX Investments and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Approval of each of Proposals 1 through 4 requires an affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of that Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting. Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

Trust’s Distributor

Matrix Capital Group, Inc., which is located at 106 West 32nd Street, Suite 177, New York, NY 10001, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

RiskX Investments, LLC, located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. RiskX Investments also provides the Trust with office space, facilities and business equipment and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust.

RiskX Investments has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, none of the Funds paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, RiskX Investments or any of the Sub-Advisers (Carret, Hillcrest, JAForlines, FFTW, and Manifold), or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ John J. Pileggi
John J. Pileggi
President American Independence Funds Trust

December __, 2016

APPENDIX A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [ ] day of [ ], 2017, between RiskX Investments, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), and American Independence Funds Trust, a business trust organized under the laws of the State of Delaware (the “Trust”).

WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the “Initial Funds”);

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”); and

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to the Initial Funds as well as the “Additional Funds” (each such Additional Fund and Initial Fund being referred to herein individually as a “Fund” and collectively as the “Funds”).

NOW THEREFORE, the parties hereto hereby agree as follows:

1. APPOINTMENT OF ADVISER

The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2. DUTIES OF THE ADVISER

The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser‘s activities that the Trust is required to maintain; and (vi) render reports to the Trust‘s officers and Board of Trustees concerning the Adviser‘s discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds’ operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust’s Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds’ shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds’ principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds’ respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund’s investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust’s Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3.        CERTAIN RECORDS AND REPORTS

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4.        ADVISORY FEES

For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5.        PORTFOLIO TRANSACTIONS

In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust’s principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust’s Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6.        LIABILITY OF ADVISER

Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7.        FORCE MAJEURE

Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser’s reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8.        DURATION, TERMINATION AND AMENDMENT

a.      Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

b.      Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

c.      Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

d.      Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

e.      Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9.        SERVICES NOT EXCLUSIVE

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10.     MISCELLANEOUS

a.      Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

b.      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

c.      Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

d.      Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

e.      Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

f.       Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11.     LICENSE AGREEMENT.

The Trust shall have the non-exclusive right to use the name “American Independence” to designate itself and any current or future series of shares only so long as RiskX Investments, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Adviser ceases to act as the investment adviser to the Funds, the Trust shall cease using the names “American Independence” and “RiskX Funds”.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

AMERICAN INDEPENDENCE FUNDS TRUST

By:
Name:
Title

RISKX INVESTMENTS, LLC

By:
Name:
Title

Schedule A
to the

INVESTMENT ADVISORY AGREEMENT

Dated [ ], 2017

between
American Independence Funds Trust
and
RiskX Investments, LLC

Pursuant to Section 4, the Trust, on behalf of each Fund listed below, shall pay the Adviser compensation at the following annual rates on the average net assets of such Fund:

Fund	Effective Date	Annual Rate

Multi-Manager International Fund		0.81%
Carret Core Plus Fund		0.40%
Kansas Tax-Exempt Bond Fund		0.30%
U.S. Inflation-Protected Fund		0.40%
JAForlines Global Tactical Allocation Fund		0.75%
Navellier Large Cap Growth Fund		1.00%
Hillcrest Small Cap Value		1.00%

APPENDIX B

Additional Information About the Funds’ Investment Adviser

Fees Paid to American Independence:

The following table reflects the fees paid to American Independence during the most recent fiscal year-end, October 31, 2016:

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees Paid (Reimbursed)	Administration Fees
Carret Core Plus Fund	376,282	274,027	102,255	117,588
Hillcrest Small Cap Value Fund[3]	20,775	70,898	(50,123)	2,597
JAForlines Global Tactical Allocation Fund	615,791	260,523	355,268	102,632
Kansas Tax-Exempt Bond Fund	585,299	235,816	349,483	243,875
Multi-Manager International Fund	392,798	185,015	207,783	60,617
Navellier Large Cap Growth Fund	97,177	121,310	(24,133)	12,147
U.S. Inflation-Protected Fund	987,018	896,319	90,699	308,443

B-1

3 The Hillcrest Small Cap Value Fund did not begin operations until December 31, 2015.

APPENDIX C-1

Form of Investment Sub-Advisory Agreement

Between RiskX Investments, LLC and Carret Asset Management, LLC

On behalf of the Carret Core Plus Fund and the Kansas Tax-Exempt Bond Fund

AGREEMENT made this __ day of _________, 2017 by and between RiskX Investments, LLC (“Adviser”), and Carret Asset Management, LLC (“Sub-Adviser”) (each, a “Party” and together, the “Parties”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Carret Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund (each a, “Fund” and together, the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities;

WHEREAS, the Trust’s intends to file with the SEC an application for an exemptive order to permit the Adviser to allocate assets to, and among, other parties without shareholder approval; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Funds’ assets allocated to Sub-Adviser by Adviser and, with respect to such assets, (b) continuously review, supervise, and administer the investment program of the Funds which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Funds; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Funds; (b) maintain books and records with respect to the Funds’ securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Funds’ assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Funds, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Funds and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The Parties hereto acknowledge that it is desirable for the Funds that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Funds to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Funds.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Funds’ investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Funds’ transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within five business days of each month end, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Funds’ custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser.  The services of Sub-Adviser to the Adviser are deemed exclusive, and  Sub-Adviser is prohibited from providing the investment strategy and advisory services in respect to the Fund as set forth in the Fund’s registration statement filed with the SEC or substantially similar investment strategy (services and investment strategy together, “Investment Strategy”), whether or not for a fee, to a registered investment company (“mutual fund”) or any other person or entity offering, directly or indirectly, mutual fund for a period of twenty four (24) months from the date of termination of this Agreement by Sub-Adviser pursuant to Section 12 of this Agreement.  For purposes of clarity, and not by way of limitation, providing Investment Strategy “to a mutual fund” shall include serving as investment or sub-investment adviser, providing a model portfolio or signals, acting as a signal provider or otherwise directly to any mutual fund or, indirectly to any adviser, sponsor or distributor of mutual funds.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary address of such Party, unless such Party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

D.              This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Carret Asset Management, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Carret Asset Management, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below.

Fund	Compensation (net of waivers and reimbursements)
American Independence Carret Core Plus Fund	0.20% on average net assets up to and including $100 million 0.24% on average net assets in excess of $100 million
American Independence Kansas Tax-Exempt Bond Fund	$125,000 on the first $200 million in average net assets plus 0.195% on average net assets in excess of $200 million

DATED: _________________

APPENDIX C-2

Form of Investment Sub-Advisory Agreement

Between RiskX Investments, LLC and Hillcrest Asset Management, LLC

On behalf of the Hillcrest Small Cap Value Fund

AGREEMENT made this _____ day of ______, 2017 by and between RiskX Investments, LLC (“Adviser”) and Hillcrest Asset Management, LLC (“Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware statutory trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Hillcrest Small Cap Value Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Adviser’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Representations, Warranties and Covenants.  Each Party represents, warrants and covenants to the other Party that:

(a)    It is currently registered with SEC as an investment adviser, will at all times keep current such registration and will immediately notify the other Party of any change in status; and

(b)   Entry into this Agreement has been duly authorized and represents a valid and binding agreement.

5.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears by the tenth day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

6.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

7.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

8.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

9.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

10.       Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

11.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

12.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

13.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’ outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

14.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary business address of such party as reflected on its current Form ADV as filed with the SEC, unless such party has previously designated another address.

15.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

It is understood that the name of the Trust and the Funds and any derivatives thereof or logos associated with that name is the valuable property of the Trust and the Funds, and that the Sub-Adviser has the right to use such names pursuant to the relationship created between the Adviser and Sub-Adviser by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use the names of the Trust or Funds (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

16.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

17.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

18.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.              This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Hillcrest Asset Management, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

And

Hillcrest Asset Management, LLC

for the

American Independence Hillcrest Small Cap Value Fund

Pursuant to Section 4 of this Agreement, the Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of up to 0.50% of the average daily net assets of the Fund.  The Fee will be reduced to less than 0.50% in any period to the extent that the Adviser’s net fee for such period is reduced to less than 0.50% per annum pursuant to the expense reimbursement agreement between the Adviser and the Fund.  For the avoidance of doubt, the Sub-Adviser shall have no obligation to reimburse the Adviser or the Fund for any fees or other expenses. The Sub-Adviser shall receive payment from the Adviser only if the Fund is not receiving a reimbursement from the Adviser, but is paying out an advisory fee.

DATED: [ ], 2017

APPENDIX C-3

Form of Investment Sub-Advisory Agreement

Between RiskX Investments, LLC and J.A. Forlines, LLC

On behalf of the JAForlines Global Tactical Allocation Fund

AGREEMENT made this _____ day of ______, 2017 by and between RiskX Investments, LLC (“Adviser”) and J.A. Forlines, LLC (“Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence JAForlines Global Tactical Allocation Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

14.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.              This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

J.A. Forlines, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

J.A. Forlines, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below:

Fund	Compensation (net of waivers and reimbursements)
American Independence JAForlines Global Tactical Allocation Fund	0.375%

DATED: [ ], 2017

APPENDIX C-4

Form of Investment Sub-Advisory Agreement

Between RiskX Investments, LLC and Manifold Partners, LLC

On behalf of the Multi-Manager International Fund

AGREEMENT made this __ day of ________, 2017 by and between RiskX Investments, LLC (“Adviser”), and Manifold Partners, LLC (“Sub-Adviser”) (each, a “Party” and together, the “Parties”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence Multi-Manager International Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities and will from time to time allocate assets of the Fund to one or more other parties;

WHEREAS, the Trust intends to file with the SEC an application for an exemptive order to permit the Adviser to allocate assets to, and among, other parties without shareholder approval; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets allocated to Sub-Adviser by Adviser (“Allocated Assets”) which may vary from time to time in Adviser’s sole discretion and, with respect to Allocated Assets, (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  With respect to Allocated Assets, Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Fund assets other that Allocated Assets or for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  As to Allocated Assets, Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The Parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Adviser’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears within five business days of each month end, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of each Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser.  The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (1) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

11.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the Parties on an ongoing basis and in the Trust’s registration statement as required by law.

12.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such Party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any Party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

13.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other Party at the primary address of such Party, unless such Party has previously designated another address.

14.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that each other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Parties shall forthwith cease to use the names of the other Parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

15.       Amendments.  This Agreement may be amended in writing signed by the Parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

16.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

17.       Severability. If any provision of this Agreement or the application thereof to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

18.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the Parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Parties.

D.              This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Manifold Partners, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Manifold Partners, LLC

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Allocated Assets as listed below:

Fund	Compensation (net of waivers and reimbursements)
American Independence Multi-Manager International Fund	0.27%

DATED: ________________

APPENDIX C-5

Form of Investment Sub-Advisory Agreement

Between RiskX Investments, LLC and Fischer Francis Trees & Watts, Inc.

On behalf of the U.S. Inflation-Protected Fund

AGREEMENT effective as of the              day of                      , 2017 by and between RiskX Investments, LLC (“Adviser”) and Fischer Francis Trees & Watts, Inc. (“FFTW”), a New York corporation (the “Sub-Adviser”);

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware business trust, is an open-end, diversified management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of several series of shares, each having its own investment objective, policies and restrictions;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the American Independence U.S. Inflation-Protected Fund (the “Fund”), subject to the supervision and control of the Trust’s Board of Trustees;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Fund for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.  Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to (b) continuously review, supervise, and administer the investment program of the Fund which is created by the Adviser; (c) determine, in Sub-Adviser’s discretion, the securities, instruments, agreements, and contracts to be purchased, sold or held by the Fund; (d) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (e) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Fund as set forth in the Trust’s then-current registration statement, as amended from time to time, and (c) applicable laws and regulations.  Sub-Adviser shall (a) oversee the placement of purchase and sale orders on behalf of the Fund; (b) maintain books and records with respect to the Fund’s securities transactions; (c) instruct the Trust’s Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.)  Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

3.         Fund Transactions.  Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, Sub-Adviser or any of its affiliates), electronic or other trading systems and to place orders directly with issuers of securities.  Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund.  Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Advisor deems desirable or appropriate.  In selecting brokers or dealers to execute transactions on behalf of the Fund, Sub-Adviser is directed to use its best efforts to seek to obtain the best overall terms available, as described in the Trust’s current registration statement, as amended from time to time.  In assessing the best overall terms available for any Fund transaction, Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.  In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to the Fund and/or other funds and accounts over which the Sub-Adviser or its affiliates exercise investment discretion.  The parties hereto acknowledge that it is desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of Sub-Adviser to the Fund.  It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with the Sub-Advisor’s services to other clients.  Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients and accounts where: (A) such aggregation or bunching of order is not inconsistent with the Fund’s investment objectives, policies and procedures, (B) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by Sub-Adviser in a manner that is fair and equitable in the judgment of Sub-Adviser, and (C) Sub-Adviser shall be cognizant of its fiduciary obligations to the Fund and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.  Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund’s transactions as they may reasonably request.

The Sub-Adviser has full discretion to establish and trade through accounts, as well as enter into and execute any and all agreements including but not limited to ISDA agreements (the “ISDA Master Agreement”, published by the International Swaps and Derivatives Association), futures agreements, and give-up agreements, with one or more securities and/or futures broker/dealer firms and other counterparties (each a “Counterparty”) as the Sub-Adviser may select and as is necessary for the Sub-Adviser to effect transactions in accordance with the investment guidelines as may be modified from time to time.  The Adviser understands that it will be bound by the terms of any such agreement executed by the Sub-Adviser on the Adviser’s behalf in accordance with the terms of such agreements to the same extent as if the Adviser had executed such agreements directly and the Adviser will remain liable for any amounts owed to Counterparty including any debit balances, losses or other amounts due as a result of the Sub-Adviser's trading on the Adviser’s behalf, including commissions.  The Adviser also acknowledges that certain of the agreements may contain (i) limitation of liability and/or indemnification  provisions  in favor of the Counterparty; and (ii) a provision where the Counterparty is granted a lien on, and a right to set off against, any of the Adviser’s assets held in other accounts of the Adviser maintained by such Counterparty, if any, in order to satisfy any indebtedness arising out of the trading activity, and the Counterparty has the right to liquidate the Adviser’s account in the event of a default. Further, the Adviser confirms that FX derivatives must be traded using an ISDA agreement and its related Schedule and Credit Support Annex and that the Sub-Adviser has the authority to adhere on the Adviser’s behalf to the applicable ISDA OTC derivatives transaction protocols and enter into client agency agreements or other documents that are required to effect OTC derivatives transaction through swap execution facilities (i.e. SEFs).

4.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Sub-Adviser monthly in arrears on the first day of each month, and shall be calculated by applying the annual percentage rate, as specified in the attached Schedule A, to the average daily assets of the Fund (as determined on each business day at the time the Fund calculates its net asset value per share).  For purposes of calculating Sub-Adviser’s compensation, the value of the Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s governing instruments for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares.  The compensation earned under this Agreement will be held in an account with the Fund’s custodians or a bank.

5.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

6.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent to the Adviser or the Fund.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Fund.

8.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Fund due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

The Adviser hereby acknowledges receipt of Part 2 of Sub-Adviser’s Form ADV in compliance with the Sub-Adviser’s obligation under Rule 204-3(b) under the United States Investment Advisers Act of 1940, as amended, on or prior to the date of the execution hereof.

In connection with Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and European Market Infrastructure Regulation (“EMIR”) compliance, the Adviser consents to and agrees that the Sub-Adviser and its commonly controlled affiliates or subsidiaries are authorized to provide and disclose information concerning the Adviser for the purposes of meeting applicable transaction and other reporting requirements related to Dodd-Frank, EMIR or other regulatory regimes as may be applicable.  The Adviser will obtain a Global Markets Entity Identifier (“GMEI”) or Legal Entity Identifier (“LEI”) as reasonably requested by the Sub-Adviser.  The Adviser shall promptly provide the Sub-Adviser with information which may reasonably be requested by the Sub-Adviser or regulatory authorities, to comply with Dodd-Frank and EMIR.

The Sub-Adviser is a “registered commodity trading adviser,” as such term is defined in the United States Commodity Exchange Act (the “CEA”) and the regulations promulgated thereunder and shall during the term of this Agreement satisfy all applicable requirements of the CEA relating to a registered commodity trading advisor.

The Trustee on behalf of the Trusts hereby consents to each of the Trusts being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder.

9.         Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

10.       Anti-Money Laundering.  The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulations, including.  In addition, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

11.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Fund may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of one (3) year from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

12.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

13.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of that Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (b) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

14.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary of such party, unless such party has previously designated another address.

15.       Use of Name.  Sub-Advisor hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Fund in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

16.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

17.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

18.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.              This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

CLIENT SHOULD ALSO BE AWARE THAT THIS COMMODITY TRADING ADVISOR MAY ENGAGE IN TRADING FOREIGN FUTURES OR OPTIONS CONTRACTS. TRANSACTIONS ON MARKETS LOCATED OUTSIDE THE UNITED STATES, INCLUDING MARKETS FORMALLY LINKED TO A UNITED STATES MARKET, MAY BE SUBJECT TO REGULATIONS WHICH OFFER DIFFERENT OR DIMINISHED PROTECTION.  FURTHER, UNITED STATES REGULATORY AUTHORITIES MAY BE UNABLE TO COMPEL THE ENFORCEMENT OF THE RULES OF REGULATORY AUTHORITIES OR MARKETS IN NON UNITED STATES JURISDICTIONS WHERE CLIENT TRANSACTIONS MAY BE EFFECTED.  BEFORE CLIENT TRADES, CLIENT SHOULD INQUIRE ABOUT ANY RULES RELEVANT TO CLIENT’S PARTICULAR CONTEMPLATED TRANSACTIONS AND ASK THE FIRM WITH WHICH CLIENT INTENDS TO TRADE FOR DETAILS ABOUT THE TYPES OF REDRESS AVAILABLE IN BOTH CLIENT’S LOCAL AND OTHER RELEVANT JURISDICTIONS.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE “COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION.  THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.  CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year noted below.

EFFECTIVE DATE:                    , 2017

EXECUTION DATE:                       , 2017

Fischer Francis Trees & Watts, Inc.	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To the

Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

and

Fischer Francis Trees & Watts, Inc.

Pursuant to Section 4 of this Agreement, Adviser shall pay to Sub-Adviser as compensation for Sub-Adviser’s services rendered, a fee, computed and accrued daily and paid monthly in arrears at the annual rate of the average daily net assets of the Fund as listed below:

Fund	Compensation (net of waivers and reimbursements)
American Independence U.S. Inflation-Protected Fund	0.20%

DATED:                                 , 2017

APPENDIX D

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this _____ day of ______, 2017 by and between RiskX Investments, LLC (“Adviser”) and Manifold Partners, LLC (“Sub-Adviser”); the Adviser and Sub-Adviser (each, a “Party” and together, the “Parties”).

WHEREAS, the American Independence Funds Trust (the “Trust”), a Delaware statutory trust, is an open-end, management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of multiple portfolio series, each having its own investment objective, policies and restrictions; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services to each of the series of the Trust listed in Schedule A hereto (each a “Fund” and together the “Funds”), subject to the supervision and control of the Trust’s Board of Trustees; and

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser has entered or intends to enter in sub-investment advisory agreements with one or more sub-advisors which are not “affiliated persons” of the Adviser (“Unaffiliated Sub-Advisers”) with respect to the Funds to provide asset management services; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render the services to the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, with respect to each Fund the Parties hereto agree as follows:

1.         Appointment.  The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser of the Funds for the period and on the terms set forth herein as the Adviser, from time to time, may specify.  Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.         Services as Sub-Adviser.

(i) Subject to the general oversight and supervision of the Adviser and the Board of Trustees of the Trust, the Adviser employs Sub-Adviser to (a) provide risk analytics in relation to market risk, benchmark risk, liquidity and other analytics as the Adviser may from time to time request with respect to each Fund’s assets and, with respect to such assets, to (b) continuously review and supervise the investment program of each Fund which is created by the Adviser and implemented by each Unaffiliated Sub-Adviser; (c) continuously monitor and supervise the investment performance of each Unaffiliated Sub-Adviser as the Adviser may from time to time engage with a view to monitor and moderate risk as more fully set forth in the Trust’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended from time to time (“Registration Statement), (d) provide performance attribution analytics for each Fund; (e) provide the Adviser and the Trust with records concerning Sub-Adviser’s activities which the Trust is required to maintain, and (f) render regular reports to the Adviser and to the Trust’s officers and Trustees concerning Sub-Adviser’s discharge of the foregoing responsibilities.

(ii) Sub-Adviser shall discharge the foregoing responsibilities, subject to the Adviser’s oversight and supervision and the control of the officers and the Trustees of the Trust and in compliance with (a) such policies as the Trustees may from time to time establish, (b) the objectives, policies, strategies, and limitations for the Funds as set forth in the Trust’s then-current Registration Statement as filed with the U.S. Securities and Exchange Commission (“SEC”), as amended from time to time, and (c) applicable laws and regulations.

3.         Fund Transactions.  Sub-Adviser shall have no authority to select the brokers or dealers; open or maintain brokerage accounts of any type; or to place transactions on behalf of a Fund.

4.         Representations, Warranties and Covenants.  Each Party represents, warrants and covenants to the other Party that:

(a)    It is currently registered with the SEC as an investment adviser, will at all times keep current such registration and will immediately notify the other Party of any change in status: and

(b)   Entry into this Agreement has been duly authorized and represents a valid and binding agreement.

5.         Compensation of Sub-Adviser.  For the services to be rendered by Sub-Adviser, as provided in Sections 2 and 3 of this Agreement, the Adviser shall pay Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be payable to the Sub-Adviser monthly in arrears by the tenth day of each month, calculated as set forth in Schedule A.

6.         Other Services to the Adviser or the Trust.  At the request of the Trust or the Adviser, Sub-Adviser in its sole discretion may make available to the Trust or the Adviser office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

7.         Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

8.         Status of Sub-Adviser. The services of Sub-Adviser to the Adviser are not to be deemed exclusive, and Sub-Adviser, or any affiliate thereof, shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.  The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Funds in any way or otherwise be deemed an agent to the Adviser or the Funds.  If Sub-Adviser provides any advice to its clients concerning investment in the shares of the Funds, Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser or the Funds.

9.         Certain Records and Required Filings.  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act, which are prepared or maintained by the Sub-Adviser on behalf of the Adviser, are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein.  Sub-Adviser also shall make all required filings on Forms 13F, 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of Sub-Adviser.  Sub-Adviser shall coordinate with the Adviser as appropriate with respect to the making of such filings.

10.       Standard of Care and Liability of Sub-Adviser.  Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement.  Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or its shareholders in connection with the matters to which this Agreement relates, provided however that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

11.       Confidential Information.

(a)    The Parties understand that proprietary and confidential information may, from time to time, be exchanged.  Proprietary and confidential information may include, but is not limited to, client lists, business and investment strategies, data compilations, financial statements and other information about the Party (except that Adviser and Funds may use such information for the purposes set forth in this Agreement); this information shall be deemed proprietary and confidential if it is clearly designated in writing as such at the time it is exchanged or designated at a later time (“Confidential Information”), provided that disclosure of Confidential Information prior to the designation shall not constitute a breach of this provision.  Each Party agrees not to disclose or disseminate Confidential Information without the written approval of the other Party.  Further, the Parties acknowledge that Confidential Information acquired during the term of this Agreement shall be kept secret and confidential for a period of three (3) years from the date of termination of this Agreement, unless a later date is specified in writing.

(b)   Confidential Information shall exclude any material that is (i) lawfully within the recipient’s possession prior to the date of this Agreement and not subject to duty of confidentiality; (ii) voluntarily disclosed by a third-party so long as this third-party does not breach any obligation of confidentiality with respect to such information; (iii) is generally known or revealed to the public through no act or omission of the recipient; (iv) independently developed by the recipient without use or reference to the proprietary or confidential information of the other Party; (v) is requested by any Federal, State regulatory body, court, association, self-regulatory authority or agency such as the Financial Industry Regulatory Authority; (vii) is required to be disclosed by the recipient pursuant to law, rule or regulation; or (vii) has not been specifically designated as Confidential Information in writing by the Party claiming confidentiality.

12.       Permissible Interests.  To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise, provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

13.       Duration and Termination.  This Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by vote of a majority of the Fund’s outstanding voting securities.  This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval (as set forth above) and shall continue from year to year thereafter, provided that each such continuance is specifically approved at least annually by (A) the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or (B) a vote of a “majority” (as defined in the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the Board who are neither (i) parties to this Agreement nor (ii) interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The foregoing requirement, that continuance of this Agreement be “specifically approved at least annually,” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated at any time without the payment of any penalty, by Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund on not less than 30 days’ nor more than 60 days’ written notice to Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days written notice to the Adviser (which will be responsible for notifying the Trust of such termination).  This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

14.       Notice.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary business address of such party as reflected on its current Form ADV as filed with the SEC, unless such party has previously designated another address.

15.       Use of Name.  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall be permitted to use the names of the Adviser, the Trust or the Funds in its marketing materials provided it first receives approval of the Adviser and/or the Trust as applicable.

It is understood that the name of each Party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the Party in question and its affiliates, and that the other Party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, each Party shall forthwith cease to use the name of the other Party (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

It is understood that the name of the Trust and the Funds and any derivatives thereof or logos associated with that name is the valuable property of the Trust and the Funds, and that the Sub-Adviser has the right to use such names pursuant to the relationship created between the Adviser and Sub-Adviser by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use the names of the Trust or Funds (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

16.       Amendments.  This Agreement may be amended in writing signed by the parties to the Agreement in a manner that is in accordance with applicable laws, rules and regulations and any exemptive relief obtained from the SEC.

17.       Definition of Terms.  As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

18.       Severability. If any provision of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

19.       Miscellaneous

A.              This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

B.              Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

C.              This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

D.              This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of New York.

E.         A copy of the Trust’s Trust Instrument is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Manifold Partners, LLC	RiskX Investments, LLC

By:	By:
Name:	Name:
Title:	Title:

Schedule A

To Investment Sub-Advisory Agreement

Between

RiskX Investments, LLC

And

Manifold Partners, LLC

Pursuant to Section 4 of this Agreement, the Adviser will pay to the Sub-Adviser a sub-investment advisory fee (the “Fee”) equal to [an annualized rate of the average daily net assets of each of the Funds] 10% of the Investment Advisory fees received by the Adviser net of any waivers/reimbursements for the following Funds:

American Independence U.S. Inflation-Protected Fund

American Independence Carret Core Plus Fund

American Independence Kansas Tax-Exempt Bond Fund

American Independence Hillcrest Small Cap Value Fund

American Independence JAForlines Global Tactical Allocation Fund

American Independence Navellier Large Cap Growth Fund

The Fee may be less than the percentages stated above under circumstances agreed upon by the Advisor and Sub-Adviser, based upon criteria such as any one of the Funds being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties. The Sub-Adviser shall receive payment from the Adviser only if such Fund is not receiving a reimbursement from the Adviser, but is paying out a fee.

DATED: [ ], 2017

APPENDIX E

BENEFICIAL OWNERS OF TRUST SHARES

As of the Record Date, the table below provides information on the persons owning, or beneficially owning, as of record 5% or more of the Funds.

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
HILLCREST SMALL CAP VALUE FUND – INSTITUTIONAL CLASS

HILLCREST SMALL CAP VALUE FUND – CLASS A

HILLCREST SMALL CAP VALUE FUND – CLASS C

JAFORLINES GLOBAL TACTICAL ALLOCATION FUND – INSTITUTIONAL CLASS

JAFORLINES GLOBAL TACTICAL ALLOCATION FUND – CLASS A

JAFORLINES GLOBAL TACTICAL ALLOCATION FUND – CLASS C

MULTI-MANAGER INTERNATIONAL FUND – INSTITUTIONAL CLASS

MULTI-MANAGER INTERNATIONAL FUND – CLASS A

KANSAS TAX-EXEMPT BOND FUND – INSTITUTIONAL CLASS

KANSAS TAX-EXEMPT BOND FUND –CLASS A

KANSAS TAX-EXEMPT BOND FUND –CLASS C

CARRET CORE PLUS FUND – INSTITUTIONAL CLASS

CARRET CORE PLUS FUND – CLASS A

U.S. INFLATION-PROTECTED FUND – INSTITUTIONAL CLASS

U.S. INFLATION-PROTECTED FUND – INSTITUTIONAL CLASS (Continued)

U.S. INFLATION-PROTECTED FUND – CLASS A

U.S. INFLATION-PROTECTED FUND – CLASS C

U.S. INFLATION-PROTECTED FUND – PREMIER CLASS

NAVELLIER LARGE CAP GROWTH FUND – INSTITUTIONAL CLASS

NAVELLIER LARGE CAP GROWTH FUND – CLASS A

NAVELLIER LARGE CAP GROWTH FUND – CLASS C

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

Carret Core Plus Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(a):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

Hillcrest Small Cap Value Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(b):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Hillcrest Asset Management, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

JAForlines Global Tactical Allocation Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(c):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and J.A. Forlines, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(d):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

Multi-Manager International Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(e):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	N/A	N/A	N/A
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

Navellier Large Cap Growth Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

AMERICAN INDEPENDENCE FUNDS TRUST

U.S. Inflation-Protected Fund

1345 Avenue of the Americas, 2nd Floor

New York, NY  10105

(866) 410-2006

www.americanindependence.com

SPECIAL MEETING OF SHAREHOLDERS

February 8, 2017

The undersigned hereby appoints Eric M. Rubin and Joseph Gomes as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 8, 2017, at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote “FOR” the proposals, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.

The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new investment advisory agreement between the Fund and RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 2(f):	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Fischer Francis Trees & Watts, Inc. on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the new investment sub-advisory agreement between RiskX Investments, LLC and Manifold Partners, LLC on behalf of the Fund.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN
To approve the manager-of-managers authority for the Adviser, RiskX Investments, LLC.	[ ]	[ ]	[ ]
Proposal 5:	FOR	AGAINST	ABSTAIN
To approve any other matters as may properly come before the Meeting and any adjournment or postponement thereof.	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Name of Shareholder(s) — Please print or type

Signature(s) of Shareholder(s)	Dated

Signature(s) of Shareholder(s)	Dated

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.   PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.